NEW LANTERN RISK MANAGED EQUITY ETF Ticker Symbol: NLRM Listed on Cboe BZX Exchange, Inc.	SUMMARY PROSPECTUS November 11, 2026 https://newlanternfunds.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 11, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://newlanternfunds.com. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The New Lantern Risk Managed Equity ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.59%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.59%
1 Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$60	$189
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation from exposure to U.S. equity securities with lower volatility than the broader U.S. equity market through the use of derivative instruments. The Fund’s portfolio consists of an equity sleeve and a derivatives sleeve, which are each described below. The equity sleeve is intended to provide the Fund with broad exposure to the U.S. large-capitalization equity market. The derivatives sleeve is intended to reduce the effect on the Fund of significant declines in that market, but also limits the extent to which the Fund participates in market gains.
Investment Research Partners, LLC d/b/a New Lantern Advisors (“New Lantern”) serves as the investment sub-adviser to the Fund and is responsible for determining the Fund’s investments, including the Fund’s overall exposure to the U.S. equity market and the parameters of its risk management program. Arin Risk Advisors, LLC (“Arin”) serves as a trading sub-adviser to the Fund and is responsible for implementing New Lantern’s investment decisions, including by selecting the specific derivatives instruments and their terms (e.g., the strike prices and expiration dates of options contracts) and executing the Fund’s derivatives transactions, in each case to give effect to the exposure determinations made by New Lantern.
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in equity securities, other ETFs that, in turn, invest at least 80% of their assets in equity securities (“Equity ETFs”), or derivative instruments that reference equity securities or an Equity ETF.
Equity Sleeve
The equity sleeve is designed to provide the Fund with broad exposure to the U.S. large-capitalization equity market. Under normal circumstances, the equity sleeve represents substantially all of the Fund’s net assets.
New Lantern may obtain this exposure by investing in one or more ETFs that principally invest in large-capitalization U.S. equities, by investing directly in the common stock of large-capitalization U.S. companies, through options or futures contracts that reference large-capitalization U.S. equities, or through a combination of these approaches. New Lantern selects among these approaches based on its assessment of a variety of factors, including cost, efficiency, expected tracking error to the broader U.S. equity market, and the tax consequences to the Fund. New Lantern does not attempt to outperform the U.S. equity market through security selection within the equity sleeve; the equity sleeve is intended to deliver a return roughly similar to that of the U.S. large-capitalization equity market, which the derivatives sleeve then modifies. The Fund’s return may be greater or less than that of the broader market.
New Lantern will sell or reduce a position in the equity sleeve to restore the sleeve’s intended exposure following significant market movements, to raise cash needed to settle derivatives transactions or meet the Fund’s other obligations, or when New Lantern determines that a different investment would be more beneficial to the Fund.
Derivatives Sleeve
The Fund’s derivatives sleeve is principally implemented through a “collar” strategy. A collar is created by simultaneously purchasing put options and selling (writing) call options on the same reference asset, such as an index or ETF that seeks to track the returns of the large-capitalization U.S. equity market. An options contract is an agreement between a buyer and a seller that gives the purchaser of the option the right to buy (in the case of a call option), or to sell (in the case of a put option), a particular asset or instrument at an agreed-upon price (commonly known as the “strike price”) at a specified future date. The options comprising the collar will reference the same asset or index to which the Fund’s equity sleeve is exposed — either an ETF or common stock the Fund holds directly or the index or other reference asset underlying the options or futures contracts through which the Fund has established that exposure.
The purchased put options give the Fund the right to receive a cash payment if the price of the reference asset falls below the put option’s strike price, which is intended to offset a portion of the losses the Fund would otherwise experience in its equity sleeve during a significant market decline. The strike prices of the purchased puts are generally set below the level of the reference asset at the time of purchase, which means the Fund is exposed to declines in the reference asset down to the put strike price before this protection begins.
The written call options obligate the Fund to make a cash payment if the reference asset rises above the call option’s strike price, which limits the Fund’s participation in market gains above that level. In exchange for accepting this limitation, the Fund receives a cash premium. Strike prices for the written calls are selected with the objective that the premium received will approximately offset the premium paid for the purchased puts, so that the collar can be established at little or no net cost to the Fund. There is no assurance that this objective will be achieved, and the Fund may pay a net premium to establish or maintain the collar.
The Fund’s options positions are generally established in a series of staggered tranches with varying sizes and with different expiration dates, having an aggregate notional value that generally approximates a substantial majority of the Fund’s net assets. Individual tranches are closed and replaced (“rolled”) on a staggered basis with new strike prices and a new expiration date selected based on the level of the reference asset at that time.
The Fund may also use futures contracts, either in addition to or in place of options, to obtain, adjust, or reduce its exposure to the U.S. equity market. A futures contract is an agreement to buy or sell a particular asset, or to make or receive a cash payment based on the value of an index, at a specified price on a specified future date. The Fund will select among options, futures contracts, and combinations of the two based on its assessment of which instruments will achieve the Fund’s intended market exposure most efficiently, taking into account cost, liquidity, and the tax consequences to the Fund. The Fund typically utilizes customized call and put exchange-traded options contracts, referred to as Flexible Exchange Options (“FLEX Options”). FLEX Options provide investors with the ability to customize key option contract terms such as strike price, style, and expiration date. In addition to FLEX Options, the Fund may use other listed options that reference an Equity ETF or index with similar investment exposure.

Through the combined effects of the equity sleeve and the derivatives sleeve, New Lantern and Arin seek to achieve exposure to enable the Fund, under normal market conditions, to participate in roughly half of the return of the U.S. large-capitalization equity market over time, and to experience lower volatility than that market. There can be no guarantee that the Fund will be successful in achieving such exposure. The Fund’s actual participation in market returns will vary continuously as the reference asset level moves relative to the strike prices of the Fund’s options, and will decline significantly if the reference asset level falls below the strike prices of the Fund’s purchased put options. From time to time, market conditions may cause the Fund to roll one or more tranches earlier than scheduled, or to roll more than one tranche at a time.
General Portfolio Information
The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
The Fund holds cash and cash equivalents, including money market funds and short-term U.S. Treasury obligations, in connection with its derivatives positions. These holdings are used to satisfy margin and collateral requirements and to settle derivatives transactions as positions are rolled.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better — or worse — than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Options Risk.
•Selling or Writing Options Risk. Writing option contracts can result in losses that exceed the seller’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the reference asset. A reference asset may be an index or ETF. If this occurs, the call option could be exercised and the reference asset would then be sold at a lower price than its current market value. In the case of cash settled call options, the call seller would be required to purchase the call option at a price that is higher than the original sales price for such call option. Similarly, while writing call options can reduce the risk of owning the reference asset, such a strategy limits the opportunity to profit from an increase in the market value of the reference asset in exchange for up-front cash at the time of selling the call option.
•Buying or Purchasing Options Risk. If a put option is not sold when it has remaining value and if the market price of the reference asset, in the case of a put option, remains equal to or greater than the exercise price, the buyer will lose its entire investment in the put option. Since many factors influence the value of an option, including the price of the reference asset, the exercise price, the time to expiration, the interest rate, and the dividend rate of the reference asset, the buyer’s success in implementing an option buying strategy may depend on an ability to predict movements in the prices of individual assets, fluctuations in markets, and movements in interest rates. There is no assurance that a liquid market will exist when the buyer seeks to close out any option position. When an option is purchased to hedge against price movements in a reference asset, the price of the option may move more or less than the price of the reference asset.
•FLEX Options Risk. FLEX Options are exchange-traded options contracts with uniquely customizable terms like exercise price, style, and expiration date. Due to their customization and potentially unique terms, FLEX Options may be less liquid than other securities, such as standard exchange listed options. In less liquid markets for FLEX Options, the Fund may have difficulty closing out certain FLEX Option positions at desired times and prices. The value of FLEX Options will be affected by, among others, changes in the reference asset price, changes in actual and implied interest rates, changes in the actual and implied volatility of the reference asset and the remaining time until the FLEX Options expire. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of New Lantern or Arin (employing the fair value procedures adopted by the Board of Trustees of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another asset, rate or index (e.g., stock options). Unfavorable changes in the value of the reference asset, rate or index may cause sudden losses. Changes in the value of a derivative may not correlate perfectly with the reference asset, rate, or index, and the Fund could lose more than the principal amount invested. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation.
Futures Contracts Risk. The successful use of futures contracts draws upon each sub-adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s NAV and total return, are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) a sub-adviser’s inability to predict correctly the direction of securities prices, interest rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed. Exchange listed options, including FLEX Options, are issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). The Fund’s investments are at risk that the OCC will be unable or unwilling to perform its obligations under the option contract terms. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.
Valuation Risk. Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”

ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
•Cash Redemption Risk. The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.
Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect a substantial portion of its creations for cash, rather than in-kind securities. Cash creation transactions may result in certain brokerage, tax, execution, price movement and other costs and expenses related to the execution of trades resulting from such transactions, and these costs and expenses are typically reimbursed to the Fund by the AP placing the order(s). To the extent that the maximum additional charge for creation transactions is insufficient to cover these costs and expenses, the Fund’s performance could be negatively impacted. The use of cash creations may also cause the Fund’s shares to trade in the market at greater bid-ask spreads or greater premiums or discounts to the Fund’s NAV. Further, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level. As a practical matter, only institutions and large investors, such as market makers or other large broker dealers, create or redeem shares directly through the Fund. Most investors will buy and sell shares of the Fund on an exchange through a broker-dealer.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, sub-advisers’, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, sub-advisers, and the portfolio managers and the skill of the Adviser, sub-advisers, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, sub-advisers, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.

New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Tax Risk. The Fund intends to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. However, the U.S. federal income tax treatment of certain aspects of the options strategy employed by the Fund is not entirely clear under existing law, including identifying the issuer of an option, and could affect such qualification. If, in any year, the Fund fails to qualify as a RIC, the Fund itself generally would be subject to U.S. federal income taxation and distributions received by its shareholders generally would be subject to further U.S. federal income taxation.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://newlanternfunds.com.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISERS

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Advisers:	Investment Research Partners, LLC d/b/a New Lantern Advisors (“New Lantern”)
Arin Risk Advisors, LLC (“Arin”)
PORTFOLIO MANAGERS
The Fund’s portfolio is managed on a day-to-day basis by Michael Allison, CFA of New Lantern and Lawrence Lempert of Arin. Messrs. Allison and Lempert have managed the Fund since its inception.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.